                        ANNUAL REPORT / DECEMBER 31, 2001

                            AIM GLOBAL UTILITIES FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

              TULIP FIELDS AND WINDMILL IN HOLLAND BY CLAUDE MONET

STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR, WINDMILLS HAVE

     PLAYED AN IMPORTANT PART IN THE HISTORICAL AND ECONOMIC DEVELOPMENT OF

CIVILIZATION THROUGH THE CENTURIES. LIKE THEIR PREDECESSORS, TODAY'S NETWORK OF

              GLOBAL UTILITIES ENABLES OUR CONTINUING ADVANCEMENT.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investment will decline, which may decrease the fund's total return.

    A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Dow Jones Utilities Average is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.
o The unmanaged Lipper Utilities Fund Index represents an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by
ROBERT H.          this report has been. For equity investors, the years 2000
GRAHAM]            and 2001 were unlike anything we had seen in a generation.
                   For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the
                   MSCI World Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones,
                   did well. The domestic, investment-grade Lehman Aggregate
                   Bond Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?
Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE
For the six months since our last report to you, dated June 30, 2001, total return for Class A shares of AIM Global Utilities Fund was -17.67%. By comparison, the Lipper Utility Fund Index returned -12.98% for the same period. A global economic slowdown undercut demand for utility companies' services worldwide during 2001, and utilities markets did not participate in a widespread rebound in equity markets during the fourth quarter of the year. At net asset value, Class A shares returned -2.02% for the last three months of 2001.
    For the year as a whole, AIM Global Utilities Fund's Class A shares posted a return of -28.33% at net asset value. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman
February 12, 2002

UTILITIES SUFFER AS SLOWING ECONOMY STIFLES DEMAND

PORTFOLIO COMPOSITION

================================================================================
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
 1. SBC Communications Inc.            5.2%

 2. Pinnacle West Capital Corporation  4.1

 3. Allegheny Energy, Inc.             3.7

 4. NiSource Inc.                      3.6

 5. FPL Group, Inc.                    3.6

 6. Niagara Mohawk Holdings Inc.       3.3

 7. Energy East Corp.                  3.3

 8. BellSouth Corp.                    2.9

 9. Duke Energy Corp.                  2.7

10. DTE Energy Co.                     2.6
================================================================================

HOW DID THE FUND PERFORM DURING THE GLOBAL ECONOMIC DOWNTURN?
Slower growth worldwide created a serious decline in the demand for utility companies' products and services, depressing earnings and undermining stock prices.
   For the fiscal year ended December 31, 2001, the fund's per-share returns (excluding sales charges) were -28.33% for Class A shares, -28.90% for Class B shares and -28.88% for Class C shares, closely tracking the -26.27% return of the Dow Jones Utilities Average. In a year when growth investments underperformed value investments, the fund's focus on faster-growing utilities operated to its disadvantage. The fund underperformed the Lipper Utility Fund Index, which returned -21.35%. However, this growth focus may help AIM Global Utilities Fund's performance as the economy recovers.
   The fund's benchmark, the S&P 500, is a less appropriate fit for the fund's portfolio because it includes a much broader range of stocks. It experienced a return of -11.88% during 2001. Nearly all stock indexes ended the year with negative returns.
   While both the market and the fund trended upward somewhat during the fourth quarter of 2001, the fundamentals underlying the poor performance (low electricity prices, low gas prices, mild weather and weak demand) continued.

HOW WAS THE FUND AFFECTED BY MARKET AND ECONOMIC CONDITIONS?
As the global economic slump dragged on into its second year, many companies of all kinds decreased production and laid off staff. With less equipment and fewer workers requiring electricity and other utilities, usage dropped. Unseasonably mild weather this winter further undercut the need for power or gas to run heating systems. This oversupply tended to drive down prices. Declining revenues and profits compressed utilities' stock values.
   Even before the September terrorist attacks, major stock market indexes had been declining for more than a year. After markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just four days. After that week, however, stock values began to recover and continued to rise through the fourth quarter of 2001.

HOW ABOUT PROBLEMATIC FACTORS UNIQUE TO THE UTILITY INDUSTRY?
As many countries experiment with deregulation, utilities around the world are going through significant restructuring, leading to shifts in capital and assets. Deregulated environments give utility companies opportunities for higher revenues and profits, but also expose them to higher risks, including greater sensitivity to general economic conditions.
   A prime example was the acrimonious confrontation in California over who was responsible for the state's rolling blackouts early in 2001. The state deregulated the wholesale power market but retained price caps at the retail level. When a drought cut hydroelectric generating capacity at the same time gas-fired plants faced soaring natural gas prices, the retail cap kept power producers from passing on the increased costs to their customers, creating a crisis.

[COVER PICTURE HERE]

FUND AT A GLANCE

AIM Global Utilities Fund seeks to achieve a high total return by investing in securities of domestic and foreign utility companies.

INVESTMENT STYLE: GROWTH at a Reasonable Price--GARP (Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations)

o Invests in companies providing power generation and transmission, telecommunications, natural gas and water to consumers

o Seeks to take advantage of the worldwide trend toward deregulation of the utility industry

================================================================================
TOP 10 COUNTRIES              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. U.S.A.          77.7%      1. Electric Utilities                     42.8%
 2. United Kingdom   4.4       2. Integrated Telecommunication Services  14.6
 3. Spain            3.0       3. Multi-Utilities                        11.4
 4. Italy            1.9       4. Gas Utilities                          10.5
 5. France           1.7       5. Telecommunications Equipment            2.1
 6. Brazil           1.1       6. Wireless Telecommunication Services     1.9
 7. Germany          1.0       7. Industrial Conglomerates                1.9
 8. Canada           0.9       8. Integrated Oil & Gas                    1.4
 9. Japan            0.8       9. Broadcasting & Cable TV                 1.2
10. Finland          0.7      10. Oil & Gas Exploration & Production      1.1

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
================================================================================

                      PORTFOLIO COMPOSITION BY INVESTMENT

                                   PIE CHART

Oil & Gas 3%
(Exploration & Production and Integrated)

Gas Utilities 11%

Other 13%

Multi-Utilities 11%

Telecommunications 19%
(Services and Equipment)

Electric Utilities 43%


WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CIRCUMSTANCES?
Fund assets invested in foreign countries were increased slightly, while about three-quarters of assets remained in the stocks of U.S. companies. Electric power and telecommunications services, which are the largest segments of the total utility sector, continue to make up the largest segments of the portfolio. The fund bought stocks in electric companies that were more regulated, because their revenues are less sensitive to pricing. Strong relative performance increased the value of some of the telecommunications holdings. Multi-utilities and gas utilities remained significant in the portfolio.

WHAT ARE SOME HOLDINGS THAT BENEFITED THE FUND?

o DTE Energy is engaged in the generation, purchase, transmission, distribution and sale of electric energy in southeastern Michigan. Its revenues rose substantially during the nine months ended September 30, 2001.
o Westcoast Energy generates power, distributes natural gas and provides pipeline storage, transportation and services. Its earnings per common share rose dramatically from third quarter 2000 to third quarter 2001, due partly to the sale of two Canadian power generating facilities.
o Southern Co., a holding company for Alabama, Georgia, Gulf, Mississippi and Savannah public utility companies, saw its stock appreciate substantially this year.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE YEAR?
Inflation remained low and energy prices had dropped sharply, but the economy remained in recession, continuing to depress utility usage. Utility companies' earnings typically increase as prices rise for electricity, gas and telecommunications. Whenever economic recovery begins, it is likely that increasing demand will boost prices for utilities' services, improving earnings. Unusually mild weather during the past year has also reduced the use of heating and cooling systems. A return of more typical weather patterns could likewise increase the demand for electricity and gas.
    At year's end, utility stocks were at historically low valuations, providing excellent buying opportunities among the securities of firms with good fundamentals and strength enough to endure until a market turnaround. Many analysts believe that the market has already factored into stock prices the poor corporate earnings expected for the next quarter or so, allowing for a quick rebound when earnings improve. Utilities are necessary services that are tied directly to economic growth, so we consider it reasonable to anticipate that utilities will see their stock values rise as the next economic upturn increases the demand for their services.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

AS OF 12/31/01, including sales charges
================================================================================
CLASS A SHARES
 10 Years              7.11%
  5 Years              4.91
  1 Year             -32.28

CLASS B SHARES
Inception (9/1/93)     5.37%
  5 Years              4.98
  1 Year             -32.39

CLASS C SHARES
Inception (8/4/97)     3.36%
  1 Year             -29.58

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
AIM GLOBAL UTILITIES
FUND, CLASS A SHARES   LIPPER   S & P 500 INDEX
12/91    9450          10000        10000
12/92    10199         10886        10761
12/93    11455         12345        11844
12/94    10131         11199        11999
12/95    12974         14235        16502
12/96    14773         15566        20284
12/97    18273         19566        34778
12/98    21196         23166        36232
12/99    28429         26531        39973
12/00    27711         28805        39615
12/01    19869         22654        33723

                                 MOUNTAIN CHART

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

This chart compares AIM Global Utilities Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/31/91--12/31/01.
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index is unmanaged and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. An index of funds such as the Lipper Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
DOMESTIC STOCKS-72.19%

BROADCASTING & CABLE TV-1.22%

Univision Communications Inc.-Class A(a)            84,100   $  3,402,686
=========================================================================

CONSTRUCTION & ENGINEERING-0.97%

Quanta Services, Inc.(a)                           175,300      2,704,879
=========================================================================

DIVERSIFIED METALS & MINING-0.62%

Peabody Energy Corp.                                61,000      1,719,590
=========================================================================

ELECTRIC UTILITIES-35.41%

AES Corp. (The)(a)                                  62,800      1,026,780
-------------------------------------------------------------------------
Allegheny Energy, Inc.                             286,000     10,358,920
-------------------------------------------------------------------------
Calpine Corp.(a)                                   132,000      2,216,280
-------------------------------------------------------------------------
Constellation Energy Group, Inc.                   114,000      3,026,700
-------------------------------------------------------------------------
DTE Energy Co.                                     172,000      7,213,680
-------------------------------------------------------------------------
Duke Energy Corp.                                  192,000      7,537,920
-------------------------------------------------------------------------
Edison International(a)                             51,000        770,100
-------------------------------------------------------------------------
Exelon Corp.                                        68,500      3,279,780
-------------------------------------------------------------------------
FirstEnergy Corp.                                  100,000      3,498,000
-------------------------------------------------------------------------
FPL Group, Inc.                                    175,000      9,870,000
-------------------------------------------------------------------------
Mirant Corp.(a)                                    193,850      3,105,477
-------------------------------------------------------------------------
Mirant Trust I-Series A, $3.13 Conv. Pfd.           30,600      1,243,890
-------------------------------------------------------------------------
Niagara Mohawk Holdings Inc.(a)                    510,300      9,047,619
-------------------------------------------------------------------------
NRG Energy, Inc.(a)                                192,300      2,980,650
-------------------------------------------------------------------------
PG&E Corp.                                          72,000      1,385,280
-------------------------------------------------------------------------
Pinnacle West Capital Corp.                        273,600     11,450,160
-------------------------------------------------------------------------
PPL Corp.                                           83,000      2,892,550
-------------------------------------------------------------------------
Public Service Enterprise Group Inc.                67,000      2,826,730
-------------------------------------------------------------------------
Reliant Energy, Inc.                               163,000      4,322,760
-------------------------------------------------------------------------
Reliant Resources, Inc.(a)                          56,000        924,560
-------------------------------------------------------------------------
Southern Co. (The)                                 122,500      3,105,375
-------------------------------------------------------------------------
Xcel Energy, Inc.                                  226,000      6,269,240
=========================================================================
                                                               98,352,451
=========================================================================

GAS UTILITIES-8.24%

El Paso Corp.                                       72,900      3,252,069
-------------------------------------------------------------------------
El Paso Energy Cap Trust I-$2.38 Conv. Pfd.         74,500      4,162,687
-------------------------------------------------------------------------
KeySpan Corp.                                       75,000      2,598,750
-------------------------------------------------------------------------
NiSource Inc.                                      431,000      9,938,860
-------------------------------------------------------------------------
Sempra Energy                                      119,000      2,921,450
=========================================================================
                                                               22,873,816
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

HEAVY ELECTRICAL EQUIPMENT-0.52%

Active Power, Inc.(a)                               65,500   $    445,400
-------------------------------------------------------------------------
Global Power Equipment Group Inc.(a)                66,000        993,300
=========================================================================
                                                                1,438,700
=========================================================================

INDUSTRIAL CONGLOMERATES-1.87%

General Electric Co.                               129,600      5,194,368
=========================================================================

INTEGRATED OIL & GAS-1.12%

ChevronTexaco Corp.                                 34,800      3,118,428
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-10.87%

BellSouth Corp.                                    211,000      8,049,650
-------------------------------------------------------------------------
Qwest Communications International Inc.            152,100      2,149,173
-------------------------------------------------------------------------
SBC Communications Inc.                            366,693     14,363,365
-------------------------------------------------------------------------
Verizon Communications Inc.                        118,462      5,622,207
=========================================================================
                                                               30,184,395
=========================================================================

MOVIES & ENTERTAINMENT-0.60%

Viacom Inc.-Class B(a)                              38,000      1,677,700
=========================================================================

MULTI-UTILITIES-8.21%

Aquila, Inc.(a)                                    104,200      1,781,820
-------------------------------------------------------------------------
Dynegy Inc.-Class A                                272,000      6,936,000
-------------------------------------------------------------------------
Energy East Corp.                                  475,200      9,024,048
-------------------------------------------------------------------------
Williams Cos., Inc. (The)                          198,700      5,070,824
=========================================================================
                                                               22,812,692
=========================================================================

NETWORKING EQUIPMENT-0.51%

Cisco Systems, Inc.(a)                              77,700      1,407,147
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.14%

Anadarko Petroleum Corp.                            19,500      1,108,575
-------------------------------------------------------------------------
Apache Corp.                                        41,250      2,057,550
=========================================================================
                                                                3,166,125
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.60%

Comverse Technology, Inc.(a)                        35,000        782,950
-------------------------------------------------------------------------
JDS Uniphase Corp.(a)                               99,900        872,127
=========================================================================
                                                                1,655,077
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.29%

MediaOne Group, Inc.-$3.04 Conv. Pfd.               29,200        792,780
=========================================================================
    Total Domestic Stocks (Cost $182,713,948)                 200,500,834
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.48%

BRAZIL-1.05%

Companhia Paranaense de Energia-Copel-ADR
  (Electric Utilities)                             370,000   $  2,904,500
=========================================================================

CANADA-0.44%

Westcoast Energy Inc. (Gas Utilities)               46,300      1,223,709
=========================================================================

FINLAND-0.73%

Nokia Oyj-ADR (Telecommunications Equipment)        83,100      2,038,443
=========================================================================

FRANCE-1.66%

Suez S.A. (Multi-Utilities)                        124,500      3,774,778
-------------------------------------------------------------------------
TotalFinaElf S.A. (Integrated Oil & Gas)             5,800        829,613
=========================================================================
                                                                4,604,391
=========================================================================

GERMANY-0.95%

E.On A.G. (Electric Utilities)                      50,560      2,633,074
=========================================================================

GREECE-0.32%

Public Power Corp.-GDR (Electric Utilities)
  (Acquired 12/10/01; Cost $923,391)(a)(b)          81,800        875,342
=========================================================================

ITALY-1.92%

ACEA S.p.A. (Multi-Utilities)(c)                   388,800      2,641,948
-------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Gas Utilities)(a)(c)         210,200        556,714
-------------------------------------------------------------------------
Telecom Italia S.p.A. (Integrated
  Telecommunication Services)                      400,400      2,142,340
=========================================================================
                                                                5,341,002
=========================================================================

JAPAN-0.75%

NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)                                            179      2,093,567
=========================================================================

SPAIN-3.00%

Endesa, S.A. (Electric Utilities)                  227,000      3,556,647
-------------------------------------------------------------------------
Telefonica, S.A. (Integrated
  Telecommunication Services)(a)                   355,838      4,769,298
=========================================================================
                                                                8,325,945
=========================================================================

UNITED KINGDOM-2.66%

Kelda Group PLC (Water Utilities)                  538,407      2,782,918
-------------------------------------------------------------------------
National Grid Group PLC (Electric Utilities)       131,526        819,628
-------------------------------------------------------------------------
United Utilities PLC (Multi-Utilities)             151,936      1,361,602
-------------------------------------------------------------------------
Vodafone Group PLC (Wireless
  Telecommunication Services)                      930,665      2,435,699
=========================================================================
                                                                7,399,847
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $41,540,128)                             37,439,820
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-5.49%

COMPUTER HARDWARE-0.15%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/19/01; Cost $34,200)(b)(d)(e)   $   190,000   $     16,150
-------------------------------------------------------------------------
Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb., 8.00%, 05/01/03
  (Acquired 04/17/98-04/19/01; Cost
  $4,522,130)(b)(d)(e)                           4,676,000        397,460
=========================================================================
                                                                  413,610
=========================================================================

ELECTRIC UTILITIES-1.84%

Mirant Corp., Sr. Notes, 7.90%, 07/15/09
  (Acquired 10/16/00; Cost $5,422,184)(b)        5,730,000      5,114,025
=========================================================================

GAS UTILITIES-1.67%

Limestone Electron Trust, Sr. Notes, 8.63%,
  03/15/03 (Acquired 03/15/00; Cost
  $4,550,000)(b)                                 4,550,000      4,632,901
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.70%

AT&T Corp., Unsec. Notes, 7.75%, 03/01/07        1,850,000      1,945,127
=========================================================================

MULTI-UTILITIES-0.40%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18    1,400,000      1,097,250
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.73%

Nortel Networks Corp., Sr. Conv. Unsec. Gtd.
  Yankee Notes, 4.25%, 09/01/08 (Acquired
  08/09/01-08/15/01; Cost $2,108,799)(b)         2,100,000      2,031,750
=========================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $19,968,460)                                 15,234,663
=========================================================================

                                                PRINCIPAL
                                                AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-2.20%

CANADA-0.50%

Teleglobe Canada Inc. (Integrated
  Telecommunication Services), Unsec. Deb.
  8.35%, 06/20/03                  CAD           2,400,000      1,382,081
=========================================================================

UNITED KINGDOM-1.70%

National Grid Co. PLC (Electric Utilities),
  Conv. Bonds, 4.25%, 02/17/08 (Acquired
  02/05/98; Cost $4,574,700)(b)           GBP    2,760,000      4,729,266
=========================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $6,366,071)                                   6,111,347
=========================================================================

                                                                MARKET
                                                  SHARES        VALUE

                                                                MARKET
                                                 SHARES         VALUE
MONEY MARKET FUNDS-7.26%

STIC Liquid Assets Portfolio(g)                 10,073,857   $ 10,073,857
-------------------------------------------------------------------------
STIC Prime Portfolio(g)                         10,073,857     10,073,857
=========================================================================
    Total Money Market Funds (Cost
      $20,147,714)                                             20,147,714
=========================================================================
TOTAL INVESTMENTS-100.62% (Cost $270,736,321)                 279,434,378
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.62%)                          (1,708,814)
=========================================================================
NET ASSETS-100.00%                                           $277,725,564
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
CAD     - Canadian Dollars
Conv.   - Convertible
Deb.    - Debentures
GBP     - British Pound Sterling
GDR     - Global Depositary Receipt
Gtd.    - Guaranteed
Pfd.    - Preferred
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 12/31/01 was $17,796,894, which represented 6.41% of the Fund's net assets.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001


ASSETS:

Investments, at market value (cost
  $270,736,321)*                                $279,434,378
------------------------------------------------------------
Foreign currencies, at value (cost $63,696)           63,222
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   955,353
------------------------------------------------------------
  Dividends and interest                             936,407
------------------------------------------------------------
Investment for deferred compensation plan             47,160
------------------------------------------------------------
Collateral for securities loaned                  43,287,594
------------------------------------------------------------
Other assets                                          19,288
============================================================
    Total assets                                 324,743,402
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,400,240
------------------------------------------------------------
  Fund shares reacquired                             869,228
------------------------------------------------------------
  Dividends                                            1,884
------------------------------------------------------------
  Deferred compensation plan                          47,160
------------------------------------------------------------
  Collateral upon return of securities loaned     43,287,594
------------------------------------------------------------
Accrued distribution fees                            259,570
------------------------------------------------------------
Accrued transfer agent fees                           83,917
------------------------------------------------------------
Accrued operating expenses                            68,245
============================================================
    Total liabilities                             47,017,838
============================================================
Net assets applicable to shares outstanding     $277,725,564
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $171,431,993
____________________________________________________________
============================================================
Class B                                         $ 94,614,911
____________________________________________________________
============================================================
Class C                                         $ 11,678,660
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           10,960,466
____________________________________________________________
============================================================
Class B                                            6,065,482
____________________________________________________________
============================================================
Class C                                              748,962
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      15.64
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $15.64 divided
      by 94.50%)                                $      16.55
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      15.60
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      15.59
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $41,953,857 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $132,965)                                    $   6,989,312
------------------------------------------------------------
Dividends from affiliated money market funds       1,152,539
------------------------------------------------------------
Interest                                           1,505,757
------------------------------------------------------------
Security lending income                              111,495
============================================================
    Total investment income                        9,759,103
============================================================

EXPENSES:

Advisory fees                                      2,017,671
------------------------------------------------------------
Administrative services fees                          92,707
------------------------------------------------------------
Custodian fees                                        88,988
------------------------------------------------------------
Distribution fees -- Class A                         543,963
------------------------------------------------------------
Distribution fees -- Class B                       1,309,131
------------------------------------------------------------
Distribution fees -- Class C                         150,360
------------------------------------------------------------
Transfer agent fees -- Class A                       446,210
------------------------------------------------------------
Transfer agent fees -- Class B                       278,443
------------------------------------------------------------
Transfer agent fees -- Class C                        31,981
------------------------------------------------------------
Trustees' fees                                         9,188
------------------------------------------------------------
Other                                                219,507
============================================================
    Total expenses                                 5,188,149
============================================================
Less: Fees waived                                     (1,934)
------------------------------------------------------------
    Expenses paid indirectly                          (5,313)
============================================================
    Net expenses                                   5,180,902
============================================================
Net investment income                              4,578,201
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (27,084,087)
------------------------------------------------------------
  Foreign currencies                                (101,277)
------------------------------------------------------------
  Option contracts written                           226,433
============================================================
                                                 (26,958,931)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (100,091,630)
------------------------------------------------------------
  Foreign currencies                                  (5,794)
============================================================
                                                (100,097,424)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts       (127,056,355)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(122,478,154)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income                                       $   4,578,201    $  4,203,120
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (26,958,931)     45,142,732
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, and foreign currencies              (100,097,424)    (68,125,918)
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (122,478,154)    (18,780,066)
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (3,297,866)     (2,905,816)
-------------------------------------------------------------------------------------------
  Class B                                                          (987,904)       (587,054)
-------------------------------------------------------------------------------------------
  Class C                                                          (115,036)        (56,822)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (1,890,557)    (28,679,886)
-------------------------------------------------------------------------------------------
  Class B                                                        (1,101,351)    (17,296,532)
-------------------------------------------------------------------------------------------
  Class C                                                          (130,115)     (1,858,159)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (18,046,172)     70,873,896
-------------------------------------------------------------------------------------------
  Class B                                                       (19,327,801)     43,074,650
-------------------------------------------------------------------------------------------
  Class C                                                          (646,339)     14,197,274
===========================================================================================
    Net increase (decrease) in net assets                      (168,021,295)     57,981,485
===========================================================================================

NET ASSETS:

  Beginning of year                                             445,746,859     387,765,374
===========================================================================================
  End of year                                                 $ 277,725,564    $445,746,859
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 295,785,459    $333,805,771
-------------------------------------------------------------------------------------------
  Undistributed net investment income                               116,903         126,568
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (26,875,713)      3,125,318
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            8,698,915     108,689,202
===========================================================================================
                                                              $ 277,725,564    $445,746,859
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").



   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.



   On December 31, 2001, undistributed net investment income was decreased and undistributed net realized gains increased by $79,923 as a result of foreign currency reclassifications, distribution reclassifications, differing book/tax treatment of bond premium amortization, and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.



   The Fund has a capital loss carryforward of $16,817,392 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the fund has a post-October capital loss deferral of $10,017,714 which will be recognized in the following tax year.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $107,137 reduction in the cost of securities and a corresponding $107,137 increase in net unrealized gains and losses, based on securities held by the Fund on January 1, 2001.
  The effect of this change in 2001 was to decrease net investment income by $14,448, increase net unrealized gains and losses by $13,095 and increase net realized gains and losses by $1,353. As a result, the net investment income per share decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01 and the ratio of net investment income to average net assets decreased by 0.04%.

NOTE 3-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $1,934.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $92,707 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $401,224 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $543,963, $1,309,131 and $150,360, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $69,443 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $9,778 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $5,426 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,233 and reductions in custodian fees of $80 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,313.

NOTE 5-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by

AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $41,953,857 were on loan to brokers. The loans were secured by cash collateral of $43,287,594 received by the Fund and subsequently invested in affiliated money market funds as follows: $21,643,797 in STIC Liquid Assets Portfolio and $21,643,797 in STIC Prime Portfolio. For the year ended December 31, 2001, the Fund received fees of $111,495 for securities lending.

NOTE 8-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                     2001          2000
                                  ----------    -----------
Distributions paid from:
  Ordinary income                 $4,851,946    $29,323,123
-----------------------------------------------------------
  Long-term capital gain           2,670,883     22,061,146
===========================================================
                                  $7,522,829    $51,384,269
___________________________________________________________
===========================================================


As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:


Undistributed ordinary income                $    250,637
---------------------------------------------------------
Capital loss carryover                        (16,817,392)
---------------------------------------------------------
Unrealized depreciation                        (1,493,140)
=========================================================
                                             $(18,059,895)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 9-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $64,203,976 and $104,225,654, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:


Aggregate unrealized appreciation of
  investment securities                      $ 39,756,018
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (31,175,217)
=========================================================
Net unrealized appreciation of investment
  securities                                 $  8,580,801
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $270,853,577.


NOTE 10-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               336         226,433
---------------------------------------------------------
Expired                              (336)       (226,433)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 11-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                          2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      1,794,576    $ 34,716,035     3,794,538    $106,076,315
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        859,987      17,105,311     1,986,260      53,880,447
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        226,533       4,463,280       558,391      15,179,433
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        283,142       4,686,155     1,299,861      29,276,481
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        111,990       1,793,582       717,979      15,980,083
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         12,912         207,366        81,046       1,800,992
======================================================================================================================
Reacquired:
  Class A                                                     (3,018,253)    (57,448,362)   (2,334,702)    (64,478,900)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,091,008)    (38,226,694)     (998,532)    (26,785,880)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (282,906)     (5,316,985)     (104,539)     (2,783,151)
======================================================================================================================
                                                              (2,103,027)   $(38,020,312)    5,000,302    $128,145,820
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(A)       2000(A)     1999(A)       1998        1997
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  22.45      $  26.08    $  21.01    $  19.26    $  16.01
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29(b)       0.33        0.38        0.48        0.47
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (6.63)        (1.00)       6.60        2.53        3.26
========================================================================================================================
    Total from investment operations                             (6.34)        (0.67)       6.98        3.01        3.73
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)        (0.28)      (0.35)      (0.46)      (0.47)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.18)        (2.68)      (1.56)      (0.80)      (0.01)
========================================================================================================================
    Total distributions                                          (0.47)        (2.96)      (1.91)      (1.26)      (0.48)
========================================================================================================================
Net asset value, end of period                                $  15.64      $  22.45    $  26.08    $  21.01    $  19.26
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 (28.33)%       (2.54)%     34.15%      16.01%      23.70%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $171,432      $267,200    $238,432    $196,665    $179,456
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.12%(d)      1.03%       1.10%       1.06%       1.13%
========================================================================================================================
Ratio of net investment income to average net assets              1.53%(b)(d)     1.23%     1.69%       2.39%       2.79%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             19%           52%         37%         38%         26%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.30 and the ratio of net investment income to average net assets would have been 1.57%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $217,585,019.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                              2001(A)      2000(A)     1999(A)       1998       1997
                                                              -------      --------    --------    --------    -------
Net asset value, beginning of period                          $22.38       $  26.03    $ 20.98     $  19.24    $ 16.01
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.15(b)        0.13       0.21         0.33       0.34
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (6.60)         (1.01)      6.59         2.53       3.25
======================================================================================================================
    Total from investment operations                           (6.45)         (0.88)      6.80         2.86       3.59
======================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.15)         (0.09)     (0.19)       (0.32)     (0.35)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.18)         (2.68)     (1.56)       (0.80)     (0.01)
======================================================================================================================
    Total distributions                                        (0.33)         (2.77)     (1.75)       (1.12)     (0.36)
======================================================================================================================
Net asset value, end of period                                $15.60       $  22.38    $ 26.03     $  20.98    $ 19.24
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                               (28.87)%        (3.28)%    33.16%       15.14%     22.74%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $94,615      $160,820    $142,632    $111,866    $94,227
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                         1.88%(d)       1.80%      1.84%        1.81%      1.91%
======================================================================================================================
Ratio of net investment income to average net assets            0.78%(b)(d)     0.46%     0.95%        1.64%      2.01%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                           19%            52%        37%          38%        26%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c)  Does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $130,913,088.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                                           AUGUST 4, 1997
                                                                                                            (DATE SALES
                                                                       YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              -----------------------------------------     DECEMBER 31,
                                                              2001(A)      2000(A)    1999(A)     1998          1997
                                                              -------      -------    -------    ------    --------------
Net asset value, beginning of period                          $22.37       $26.02     $20.97     $19.24      $   17.67
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.15(b)      0.13       0.21       0.33           0.13
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (6.60)       (1.01)      6.59       2.52           1.58
=========================================================================================================================
    Total from investment operations                           (6.45)       (0.88)      6.80       2.85           1.71
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.15)       (0.09)     (0.19)     (0.32)         (0.13)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.18)       (2.68)     (1.56)     (0.80)         (0.01)
=========================================================================================================================
    Total distributions                                        (0.33)       (2.77)     (1.75)     (1.12)         (0.14)
=========================================================================================================================
Net asset value, end of period                                $15.59       $22.37     $26.02     $20.97      $   19.24
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                               (28.88)%      (3.28)%    33.18%     15.09%          9.74%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,679      $17,727    $6,702     $2,994      $   1,183
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                         1.88%(d)     1.80%      1.84%      1.81%          1.90%(e)
=========================================================================================================================
Ratio of net investment income to average net assets            0.78%(b)(d)   0.46%     0.95%      1.64%          2.02%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                           19%          52%        37%        38%            26%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been the same and the ratio of net investment income to average net assets would have been 0.81%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $15,035,993.
(e)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Global Utilities Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Utilities Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

Trustees and Officers
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)
INDEPENDENT TRUSTEES
Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)
Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)
Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies
Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.
Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)
Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)
Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee
Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee
Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee
Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)
Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.
Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.
Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.
Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.
Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.
Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.
Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND         INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS

11 Greenway Plaza          A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                  11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046          Suite 100                 Suite 100                  1201 Louisiana, Suite
                           Houston, TX 77046         Houston, TX 77046          2900
                                                                                Houston, TX 77002

COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN

Ballard Spahr              Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP   & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street         919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2001, 89.25% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $2,670,883 for the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                          EQUITY FUNDS

      DOMESTIC EQUITY FUNDS            INTERNATIONAL/GLOBAL EQUITY FUNDS

         MORE AGGRESSIVE                       MORE AGGRESSIVE

AIM Small Cap Opportunities(1)        AIM Developing Markets               A I M Management Group Inc. has provided
AIM Mid Cap Opportunities(1)          AIM European Small Company           leadership in the mutual fund industry since
AIM Large Cap Opportunities(1)        AIM Asian Growth                     1976 and manages approximately $158 billion
AIM Emerging Growth                   AIM International Emerging Growth    in assets for more than 9 million
AIM Small Cap Growth                  AIM Global Aggressive Growth         shareholders, including individual
AIM Aggressive Growth                 AIM European Development             investors, corporate clients and Financial
AIM Mid Cap Growth                    AIM Euroland Growth                  institutions.*
AIM Dent Demographic Trends           AIM International Equity                 The AIM Family of Funds--Registered
AIM Constellation                     AIM Global Growth                    --Trademark-- is distributed nationwide. AIM
AIM Large Cap Growth                  AIM Worldwide Spectrum               is a subsidiary of AMVESCAP PLC, one of the
AIM Weingarten                        AIM Global Trends                    world's largest independent financial
AIM Small Cap Equity                  AIM International Value(3)           services companies with $398 billion in
AIM Capital Development                                                    assets under management.*
AIM Charter                                    MORE CONSERVATIVE
AIM Mid Cap Equity                                                         *As of 12/31/01
AIM Select Equity(2)                          SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                       MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value               AIM New Technology
AIM Large Cap Core Equity             AIM Global Telecommunications and Technology
AIM Basic Value                       AIM Global Energy(4)
AIM Large Cap Basic Value             AIM Global Infrastructure
AIM Balanced                          AIM Global Financial Services
AIM Basic Balanced                    AIM Global Health Care
                                      AIM Global Utilities
                                      AIM Real Estate(5)

  MORE CONSERVATIVE                                MORE CONSERVATIVE

                             FIXED-INCOME FUNDS

     TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

          MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                           MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

         MORE CONSERVATIVE


When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

* As of 12/31/01                                        [AIM LOGO APPEARS HERE
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                        GLU-AR-1

A I M Distributors, Inc.